Exhibit 10.3

AMENDMENT TO
EQUITY PARTICIPATION
AND EARN-IN AGREEMENT

THIS AMENDING AGREEMENT made as of the 9th day of November, 2004.

BETWEEN:

IVANHOE MINES LTD., a corporation incorporated under the laws of the Yukon Territory

(“Ivanhoe”)

AND:

ENTRÉE GOLD INC., a corporation incorporated under the laws of the Yukon Territory

(“Entree”)

WHEREAS:

A.	Ivanhoe and Entrée are parties to an Equity Participation and Earn-in Agreement dated as of the 15th day of October, 2004 (the “Earn-in Agreement”); and

B.	the parties wish to amend the Earn-in Agreement on the terms hereinafter provided;

     NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the premises and the respective covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.	Capitalized terms used in these recitals without definition have the meanings assigned to them in the Earn-in Agreement.

2.	The parties hereby agree that the Joint Venture Agreement to be entered into by the parties pursuant to the terms of the Earn-in Agreement will be in the form attached hereto as Appendix “A”, that all references in the Earn-in Agreement to the Joint Venture Agreement will be deemed to be a reference to the form of agreement attached hereto as Appendix”A” and that the condition in Section 7.3(b) of the Earn-in Agreement that the parties must have agreed to the form of the Joint Venture Agreement within 30 days of execution of the Earn-in Agreement has been satisfied.

3.	Schedule “B” is hereby deleted from the Earn-in Agreement.

4.	Section 5.5(a) of the Earn-in Agreement is hereby deleted and replaced by the following:

“(a) before the Earn-in Period ends as provided in Section 3.3, Entree intends to directly or indirectly dispose of any interest, other than its Participating

Interest, in any geographical areas that are the subject of the Existing Licenses, Mineral Exploration License number 3136X or any successor licenses in whole or in part; or”.

5.	The Earn-in Agreement, as amended by this Amending Agreement, is hereby ratified and confirmed.

6.	This Amending Agreement may be executed in any number of counterparts, and it will not be necessary that the signatures of both parties be contained on any counterpart. Each counterpart will be deemed an original, but all counterparts together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ENTREE GOLD INC.

By	“Gregory Crowe”

Title: President

IVANHOE MINES LTD.

By	“Beverly A. Bartlett”

Title: Corporate Secretary

2